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                                                                      EXHIBIT 10

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the use in the Statement of Additional Information constituting part of this Registration Statement on Form N-4 for FS Variable Separate Account (Portion Relating to the WM Diversified Strategies III Variable Annuity) of First SunAmerica Life Insurance Company of our report dated January 31, 2002, relating to the financial statements of First SunAmerica Life Insurance Company. We consent to the incorporation by reference of our report into the Prospectus, which constitutes part of this Registration Statement. We also consent to the reference to us under the heading "Independent Accountants" in such Prospectus and to the reference to us under the heading "Financial Statements" in such Statement of Additional Information.


PricewaterhouseCoopers LLP
Los Angeles, California
December 31, 2002